UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21098

LMP Real Estate Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

LMP Real Estate
Income Fund Inc.
(RIT)

SEMI-ANNUAL
REPORT

JUNE 30, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	LMP Real Estate Income Fund Inc.

Semi-Annual Report • June 30, 2007

What’s
Inside	Letter from the Chairman	I

	Fund at a Glance	1

	Schedule of Investments	2

	Statement of Assets and Liabilities	6

	Statement of Operations	7

	Statements of Changes in Net Assets	8

	Financial Highlights	9

	Notes to Financial Statements	11

Fund Objective	Financial Data	18
The Fund’s primary investment
objective is high current income and the	Additional Shareholder Information	19
Fund’s secondary investment objective
is capital appreciation.	Dividend Reinvestment Plan	20

Letter from the Chairman

Dear Shareholder,

The U.S. economy weakened during the six-month reporting period ended June 30, 2007. U.S. gross domestic product (“GDP”)[i] expanded 2.5% in the fourth quarter of 2006. In the first quarter of 2007, GDP growth was a tepid 0.6%, according to the U.S. Commerce Department. This is the lowest growth rate since the fourth quarter of 2002. While consumer spending remained fairly solid, ongoing troubles in the housing market continued to negatively impact the economy. The advance estimate for second quarter 2007 GDP growth was a solid 3.4%, its fastest rate since the first quarter of 2006. While consumer spending slowed, this was offset by a sharp increase in business spending and exports.

R. JAY GERKEN, CFA
Chairman, President and Chief Executive Officer

After increasing the federal funds rateii to 5.25% in June 2006—the 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii held rates steady at its last eight meetings. In its statement accompanying the June 2007 meeting, the Fed stated: “The economy seems likely to continue to expand at a moderate pace over coming quarters.... Readings on core inflation have improved modestly in recent months. However, a sustained moderation in inflation pressures has yet to be convincingly demonstrated.... In these circumstances, the Committee’s predominant policy concern remains the risk that inflation will fail to moderate as expected.”

Despite concerns regarding the economy and increased volatility in the financial markets, stock prices generally rose during the six-month reporting period. Stocks began the year on a positive note, as the S&P 500 Indexiv hit a six-year high in January 2007. Stock prices rose on the back of optimism for continued solid corporate profits and hopes for a soft economic landing. The U.S. stock market’s ascent continued during much of February 2007, before a sharp decline at the end of the month. This was, in part, triggered by an 8.8% fall in China’s stock market on February 28th, its worst one-day

LMP Real Estate Income Fund Inc.        I

performance in 10 years. After a modest increase in March 2007, U.S. stock prices rallied in April and May, thanks, in part, to surprisingly strong first quarter corporate profits. Stocks then gave up some ground in June due to continued weakness in the housing market, troubles in the subprime mortgage market and expectations that the Fed would not lower short-term interest rates in 2007. All told, the S&P 500 Index returned 6.96% during the six months ended June 30, 2007.

Looking at the U.S. stock market more closely, mid-cap stocks outperformed their large- and small-cap counterparts, as the Russell Midcap[v], Russell 1000vi, and Russell 2000vii Indexes returned 9.90%, 7.18% and 6.45%, respectively, for the six months ended June 30, 2007. From an investment style perspective, growth stocks outperformed value stocks, with the Russell 3000 Growthviii and Russell 3000 Valueix Indexes returning 8.22% and 6.01%, respectively.

Since the close of the reporting period, the U.S. fixed-income markets have experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. However, these concerns have since broadened to include a wide range of financial institutions and markets. As a result, other fixed income instruments have experienced increased price volatility.

Performance Review

For the six months ended June 30, 2007, the LMP Real Estate Income Fund Inc. returned -7.93% based on its net asset value (“NAV”)[x] and 3.93% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Lipper Real Estate Closed-End Funds Category Averagexi decreased 4.80% over the reporting period. Please note that Lipper performance returns are based on each fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $0.98 per share (which may have included a return of capital). The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2007. Past performance is no guarantee of future results.

II        LMP Real Estate Income Fund Inc.

Performance Snapshot as of June 30, 2007 (unaudited)

Six-Month
Price Per Share	Total Return
$21.65 (NAV)	-7.93%
$21.56 (Market Price)	3.93%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

Information About Your Fund
Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Prior to October 9, 2006, the Fund was known as Real Estate Income Fund Inc.

Looking for Additional Information?

The Fund is traded under the symbol “RIT” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XRITX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call
1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

July 27, 2007

LMP Real Estate Income Fund Inc.        III

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Funds that invest in securities related to the real estate industry are subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks. In addition, investment in funds that concentrate their investments in one sector or industry may involve greater risk than investment in more broadly diversified funds.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[x]

NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price, as determined by supply of and demand for the Fund’s shares.

xi

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 24 funds in the Fund’s Lipper category.

IV        LMP Real Estate Income Fund Inc.

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Office
18.4%
Diversified
14.2%
Health Care
13.6%
Apartments
12.7%
Shopping Centers
11.2%
Regional Malls
7.6%
Lodging/Resorts
6.2%
Retail-Free Standing
5.0%
Industrial/Office-Mixed
3.1%
Specialty
3.0%
Industrial
2.8%
Self Storage
1.2%
Home Financing
0.8%
Short-Term Investment
0.2%
0.0%
5.0%
10.0%
15.0%
20.0%
June 30, 2007

LMP Real Estate Income Fund Inc. 2007 Semi-Annual Report        1

Schedule of Investments (June 30, 2007) (unaudited)

LMP REAL ESTATE INCOME FUND INC.

Shares	Security	Value
COMMON STOCKS — 70.7%
Apartments — 8.1%
50,000	Archstone-Smith Trust	$2,955,500
224,000	Camden Property Trust (a)	15,001,280
100,000	Mid-America Apartment Communities Inc.	5,248,000
140,000	UDR Inc.	3,682,000
	Total Apartments	26,886,780
Diversified — 5.9%
300,000	iStar Financial Inc.	13,299,000
190,000	Lexington Corporate Properties Trust	3,952,000
155,000	Spirit Finance Corp.	2,256,800
	Total Diversified	19,507,800
Health Care — 11.5%
174,000	Health Care Property Investors Inc.	5,033,820
305,000	Healthcare Realty Trust Inc.	8,472,900
130,000	Nationwide Health Properties Inc.	3,536,000
340,000	OMEGA Healthcare Investors Inc.	5,382,200
511,700	Senior Housing Properties Trust	10,413,095
150,000	Ventas Inc.	5,437,500
	Total Health Care	38,275,515
Home Financing — 0.8%
108,500	Municipal Mortgage & Equity LLC	2,645,230
Industrial — 2.8%
118,700	EastGroup Properties Inc.	5,201,434
185,000	First Potomac Realty Trust	4,308,650
	Total Industrial	9,510,084
Industrial/Office - Mixed — 3.1%
235,000	Liberty Property Trust	10,323,550
Lodging/Resorts — 3.4%
445,000	Ashford Hospitality Trust	5,233,200
146,000	Hospitality Properties Trust	6,057,540
	Total Lodging/Resorts	11,290,740

See Notes to Financial Statements.

2        LMP Real Estate Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Shares	Security	Value
Office — 14.7%
290,000	Brandywine Realty Trust	$8,288,200
224,700	Highwoods Properties Inc.	8,426,250
873,700	HRPT Properties Trust	9,086,480
135,000	Kilroy Realty Corp.	9,563,400
165,400	Mack-Cali Realty Corp.	7,193,246
134,500	Parkway Properties Inc.	6,460,035
	Total Office	49,017,611
Regional Malls — 5.1%
196,000	Glimcher Realty Trust	4,900,000
145,000	Macerich Co.	11,950,900
	Total Regional Malls	16,850,900
Retail — Free Standing — 3.5%
225,000	National Retail Properties Inc.	4,918,500
265,000	Realty Income Corp.	6,675,350
	Total Retail — Free Standing	11,593,850
Self Storage — 1.2%
250,000	Extra Space Storage Inc.	4,125,000
Shopping Centers — 7.6%
410,000	Cedar Shopping Centers Inc.	5,883,500
22,000	Developers Diversified Realty Corp.	1,159,620
198,000	Equity One Inc.	5,058,900
250,000	Primaris Retail Real Estate Investment Trust	4,581,355
135,000	Ramco-Gershenson Properties Trust	4,850,550
104,000	Tanger Factory Outlet Centers Inc.	3,894,800
	Total Shopping Centers	25,428,725
Specialty — 3.0%
185,000	Entertainment Properties Trust	9,949,300
	TOTAL COMMON STOCKS (Cost — $153,019,694)	235,405,085

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2007 Semi-Annual Report        3

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Shares	Security	Value
PREFERRED STOCKS — 29.1%
Apartments — 4.6%
	Apartment Investment & Management Co.:
75,000	Cumulative, Series G, 9.375%	$1,916,250
113,000	Cumulative, Series U, 7.750%	2,892,800
120,000	Cumulative, Series Y, 7.875%	3,043,200
195,000	BRE Properties Inc., Series C, 6.750%	4,709,250
105,000	UDR Inc., 6.750%	2,586,150
	Total Apartments	15,147,650
Diversified — 8.3%
109,400	Crescent Real Estate Equities Co., Cumulative Redeemable, Series B, 9.500%	2,773,290
175,000	Duke Realty Corp., 6.950%	4,418,750
90,000	LBA Realty Fund LP (b)	4,185,000
	PS Business Parks Inc.:
115,000	Cumulative Redeemable, Series O, 7.375%	2,921,000
108,400	Series M, 7.200%	2,734,932
150,000	Public Storage Inc., Cumulative Redeemable, Series L, 6.750%	3,669,000
	Vornado Realty Trust,
150,000	Cumulative Redeemable, Series G, 6.625%	3,552,000
142,400	Series H, 6.750%	3,457,472
	Total Diversified	27,711,444
Health Care — 2.1%
150,000	Health Care Property Investors Inc., Cumulative Redeemable, Series F, 7.100%	3,750,000
120,400	OMEGA Healthcare Investors Inc., Cumulative Redeemable, Series D, 8.375%	3,107,524
	Total Health Care	6,857,524
Lodging/Resorts — 2.8%
71,100	Hospitality Properties Trust, Cumulative Redeemable, Series B, 8.875%	1,785,321
48,000	LaSalle Hotel Properties, Cumulative Redeemable, Series G, 7.250%	1,147,502
160,000	Strategic Hotels Capital Inc., 8.250%	4,015,008
100,100	Sunstone Hotel Investors Inc., Cumulative Redeemable, Series A, 8.000%	2,518,146
	Total Lodging/Resorts	9,465,977
Office — 3.7%
196,000	BioMed Realty Trust Inc., Series A, 7.375%	4,900,000
50,000	Brandywine Realty Trust, Series D, 7.375%	1,287,500
110,000	Corporate Office Properties Trust, Cumulative Redeemable, Series J, 7.625%	2,773,100
130,600	HRPT Properties Trust, Cumulative Redeemable, Series B, 8.750%	3,313,322
	Total Office	12,273,922

See Notes to Financial Statements.

4        LMP Real Estate Income Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (June 30, 2007) (unaudited) (continued)

Shares	Security	Value
Regional Malls — 2.5%
85,000	Glimcher Realty Trust, Cumulative Redeemable, Series F, 8.750%	$2,159,000
6,000	Pennsylvania Real Estate Investment Trust, Cumulative, 11.000%	316,320
32,700	Simon Property Group Inc., Cumulative, Series C, 7.890%	1,650,330
169,600	Taubman Centers Inc., Cumulative Redeemable, Series H, 7.625%	4,266,508
	Total Regional Malls	8,392,158
Retail — Free Standing — 1.5%
96,000	National Retail Properties Inc., Cumulative Redeemable, Series C, 7.375%	2,403,005
	Realty Income Corp.:
25,200	Cumulative Redeemable, Series D, 7.375%	641,340
80,000	Cumulative Redeemable, Series E, 6.750%	1,990,400
	Total Retail — Free Standing	5,034,745
Shopping Centers — 3.6%
73,000	Cedar Shopping Centers Inc., Cumulative Redeemable, Series A, 8.875%	1,908,220
21,200	Developers Diversified Realty Corp., Cumulative Redeemable, Class G, 8.000%	536,148
34,800	Ramco-Gershenson Properties Trust, Cumulative Redeemable, Series B, 9.500%	879,048
80,000	Urstadt Biddle Properties Inc., Cumulative, Series C, 8.500%	8,800,000
	Total Shopping Centers	12,123,416
	TOTAL PREFERRED STOCKS (Cost — $96,581,760)	97,006,836
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $249,601,454)	332,411,921

Face
Amount
SHORT-TERM INVESTMENT — 0.2%
Repurchase Agreement — 0.2%
$639,000	Interest in $500,144,000 joint tri-party repurchase agreement dated 6/29/07 with Greenwich Capital Markets Inc., 5.340% due 7/2/07; Proceeds at maturity — $639,284; (Fully collateralized by various U.S. government agency obligations, 4.500% to 7.500% due 3/1/17 to 7/1/47; Market value — $651,783) (Cost — $639,000) (a)	639,000
	TOTAL INVESTMENTS — 100.0% (Cost — $250,240,454#)	$333,050,921

(a)	All or a portion of this security is segregated for swap contracts.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2007 Semi-Annual Report        5

Statement of Assets and Liabilities (June 30, 2007) (unaudited)

ASSETS:
Investments, at value (Cost — $250,240,454)	$333,050,921
Cash	452
Unrealized appreciation on swaps	1,860,597
Dividends and interest receivable	1,545,118
Interest receivable for open swap contracts	80,243
Prepaid expenses	10,706
Total Assets	336,548,037
LIABILITIES:
Distributions payable	411,782
Investment management fee payable	165,406
Distributions payable to auction rate preferred stockholders	66,665
Interest payable for open swap contracts	62,425
Directors’ fees payable	1,510
Accrued expenses	101,988
Total Liabilities	809,776
Series M Taxable Auction Rate Cumulative Preferred Stock (3,800 shares authorized and issued at $25,000 per share) (Note 4)	95,000,000
Total Net Assets	$240,738,261
NET ASSETS:
Par value ($0.001 par value; 11,121,241 common stock shares issued and outstanding; 100,000,000 common stock shares authorized)	$11,121
Paid-in capital in excess of par value	152,477,479
Overdistributed net investment income	(5,564,638)
Accumulated net realized gain on investments, swap contracts and foreign currency transactions	9,143,086
Net unrealized appreciation on investments, swap contracts and foreign currencies	84,671,213
Total Net Assets	$240,738,261
Shares Outstanding	11,121,241
Net Asset Value	$21.65

See Notes to Financial Statements.

6        LMP Real Estate Income Fund Inc. 2007 Semi-Annual Report

Statement of Operations (For the six months ended June 30, 2007) (unaudited)

INVESTMENT INCOME:
Dividends	$8,395,042
Interest	54,778
Less: Foreign taxes withheld	(22,823)
Total Investment Income	8,426,997
EXPENSES:
Investment management fee (Note 2)	1,627,804
Auction participation fees (Note 4)	117,909
Audit and tax	44,018
Shareholder reports	40,473
Directors’ fees	35,457
Legal fees	19,209
Stock exchange listing fees	11,243
Transfer agent fees	8,782
Rating agency fees	5,653
Custody fees	4,592
Insurance	4,083
Miscellaneous expenses	8,042
Total Expenses	1,927,265
Less: Fee waivers and/or expense reimbursements (Note 2)	(578,775)
Net Expenses	1,348,490
Net Investment Income	7,078,507
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	5,077,239
REIT Distributions	1,874,262
Swap contracts	469,935
Foreign currency transactions	679
Net Realized Gain	7,422,115
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(33,515,730)
Swap contracts	274,722
Foreign currencies	149
Change in Net Unrealized Appreciation/Depreciation	(33,240,859)
Net Loss on Investments, Swap Contracts and Foreign Currency Transactions	(25,818,744)
Distributions Paid to Auction Rate Preferred Stockholders From Net Investment Income	(2,438,519)
Decrease in Net Assets From Operations	$(21,178,756)

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2007 Semi-Annual Report        7

Statements of Changes in Net Assets

For the six months ended June 30, 2007 (unaudited)
and the year ended December 31, 2006

	2007	2006
OPERATIONS:
Net investment income	$7,078,507	$10,987,855
Net realized gain	7,422,115	22,421,164
Change in net unrealized appreciation/depreciation	(33,240,859)	43,074,147
Distributions paid to auction rate preferred stockholders from net investment income	(2,438,519)	(4,702,386)
Increase (Decrease) in Net Assets From Operations	(21,178,756)	71,780,780
DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(10,844,863)	(10,187,457)
Net realized gains	—	(17,887,463)
Decrease in Net Assets From Distributions to Common Stock Shareholders	(10,844,863)	(28,074,920)
FUND SHARE TRANSACTIONS:
Proceeds from shares issued on reinvestment of distributions (51,999 shares issued)	1,219,240	—
Increase in Net Assets From Fund Share Transactions	1,219,240	—
Increase (Decrease) in Net Assets	(30,804,379)	43,705,860
NET ASSETS:
Beginning of period	271,542,640	227,836,780
End of period*	$240,738,261	$271,542,640
*Includes undistributed (overdistributed) net investment income of:	$(5,564,638)	$640,237

See Notes to Financial Statements.

8        LMP Real Estate Income Fund Inc. 2007 Semi-Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

	2007(1)(2)		2006(2)		2005(2)	2004(2)	2003		2002(3)
Net Asset Value, Beginning of Period	$24.53		$20.58		$21.05	$18.21	$13.95		$14.30
Income (Loss) From Operations:
Net investment income	0.64		0.99		0.89	0.94	1.04		0.38
Net realized and unrealized gain (loss)	(2.32)		5.92		0.63	3.30	4.96		(0.18)
Distributions paid to auction rate preferred stockholders from net investment income	(0.22)		(0.42)		(0.24)	(0.09)	(0.08)		(0.03)
Total Income (Loss) From Operations	(1.90)		6.49		1.28	4.15	5.92		0.17
Underwriting Commissions and Offering Expenses for the Issuance of Taxable Auction Rate Cumulative Preferred Stock	—		—		(0.04)	—	(0.00	)(4)	(0.09)
Less Distributions Paid to Common Stock Shareholders From:
Net investment income	(0.98)		(0.92)		(0.77)	(0.75)	(0.80)		(0.31)
Net realized gains	—		(1.62)		(0.94)	(0.32)	(0.62)		(0.07)
Return of capital	—		—		—	(0.24)	(0.24)		(0.05)
Total Distributions	(0.98)		(2.54)		(1.71)	(1.31)	(1.66)		(0.43)
Net Asset Value, End of Period	$21.65		$24.53		$20.58	$21.05	$18.21		$13.95
Market Price, End of Period	$21.56		$21.64		$18.62	$18.47	$17.57		$14.01
Total Return, Based on Net Asset Value(5)(6)	(7.93)%		34.39%		7.35%	24.75%	45.12%		0.69%
Total Return, Based on Market Price(6)	3.93%		31.04%		10.69%	13.45%	39.42%		(3.59)%
Net Assets, End of Period (millions)	$241		$272		$228	$233	$202		$150
Ratios to Average Net Assets:(7)
Gross expenses	1.44	%(8)	1.57	%(9)	1.49%	1.44%	1.55%		1.55	%(8)
Net expenses(10)	1.01	(8)	1.09	(9)	1.06	1.02	1.11		1.11	(8)
Net investment income	5.29	(8)	4.31		4.27	5.00	6.60		6.66	(8)
Portfolio Turnover Rate	5%		18%		12%	6%	27%		13%
Auction Rate Preferred Stock:(11)
Total Amount Outstanding (000s)	$95,000		$95,000		$95,000	$65,000	$65,000		$65,000
Asset Coverage Per Share	88,352		96,459		84,957	114,636	102,509		82,841
Involuntary Liquidating Preference Per Share(12)	25,000		25,000		25,000	25,000	25,000		25,000
Average Market Value Per Share(12)	25,000		25,000		25,000	25,000	25,000		25,000

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2007 Semi-Annual Report        9

Financial Highlights (continued)

(1)	For the six months ended June 30, 2007 (unaudited).
(2)	Per share amounts have been calculated using the average shares method.
(3)	For the period July 31, 2002 (commencement of operations) to December 31, 2002.
(4)	Amount represents less than $0.01 per share.
(5)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(6)

The total return calculation assumes that all distributions, are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(7)	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.
(8)	Annualized.
(9)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.49% and 1.05%, respectively.

(10)	Reflects fee waivers and/or expense reimbursements.
(11)	On September 30, 2002 and July 18, 2005, the Fund issued 2,600 and 1,200 shares, respectively, of Taxable Auction Rate Cumulative Preferred Stock at $25,000 per share.
(12)	Excludes accrued interest or accumulated undeclared distributions.

See Notes to Financial Statements.

10        LMP Real Estate Income Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.          Organization and Significant Accounting Policies

LMP Real Estate Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income and the Fund’s secondary objective is capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Concentration Risk. The Fund invests in securities related to the real estate industry and is subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks.

(d) Swap Contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative

LMP Real Estate Income Fund Inc. 2007 Semi-Annual Report        11

Notes to Financial Statements (unaudited) (continued)

purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) Net Asset Value. The net asset value (“NAV”) of the Fund’s Common Stock is determined on each day the exchange is open for business. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Taxable Auction Rate Cumulative Preferred Stock (“TARPS “).

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually

12        LMP Real Estate Income Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Distributions to Shareholders. Distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of common stock. The holders of the TARPS shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of funds legally available to shareholders. The Fund’s policy is to pass through to its shareholders substantially all Real Estate Investment Trust (“REIT”) distributions and other income it receives, less operating expenses. The character of REIT distributions received from portfolio securities held by the Fund is generally comprised of investment income, long-term capital gains, and return of capital. The Fund reclassifies amounts within the Statement of Operations primarily based on information provided by REITs after the Fund’s fiscal year end. In those instances where such information is not available, the Fund estimates the amounts based on amounts reported by the REITs in the prior year. After all remaining REITs report the actual character of distributions paid during the year, the Fund adjusts estimates previously recorded to actual. The character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on these reclassifications.

Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s assets (and constitute a “return of capital”). The Board of Directors may terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such termination or suspension could have an adverse effect on the market price for Fund’s shares.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

LMP Real Estate Income Fund Inc. 2007 Semi-Annual Report        13

Notes to Financial Statements (unaudited) (continued)

2.          Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and AEW Management and Advisors, L.P. (“AEW”) is the Fund’s subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.90% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding TARPS plus any borrowings used for leverage (“Managed Assets”).

In addition, LMPFA has contractually agreed to waive a portion of its management fee in the amount of 0.32% of the Fund’s average daily Managed Assets through July 31, 2007, 0.20% of average daily Managed Assets for the 12-month period ending July 31, 2008, and 0.10% of average daily Managed Assets for the 12-month period ending July 31, 2009. The waiver will be eliminated on August 1, 2009.

During the six months ended June 30, 2007, LMPFA waived a portion of the management fee in the amount of $578,775.

LMPFA has delegated to AEW the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. For its services, LMPFA pays AEW a fee at an annual rate equal to: (a) for the first 5 years of the Fund’s operation, 0.40% of the first $100 million of the Fund’s average daily Managed Assets, 0.35% of the next $100 million of the Fund’s average daily Managed Assets and 0.30% of the Fund’s average daily Managed Assets in excess of $200 million; and (b) starting 5 years after the commencement of the Fund’s operations, 50% of the management fee paid by the Fund to LMPFA, net of waivers.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.          Investments

During the six months ended June 30, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$17,387,855
Sales	17,358,873

At June 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$84,612,525
Gross unrealized depreciation	(1,802,058)
Net unrealized appreciation	$82,810,467

14        LMP Real Estate Income Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

At June 30, 2007, the Fund was invested in the following interest rate swap contracts with the intent to reduce or eliminate the risk that an increase in short-term interest rates could affect the dividend rate payable on TARPS and thereby could have an adverse effect on the Fund’s net earnings as a result of leverage:

Swap Counterparty:	Merrill Lynch Capital Services, Inc.
Effective Date:	7/22/05
Notional Amount:	$30,000,000
Payments Made by Fund:	Fixed Rate, 4.44%
Payments Received by Fund:	Floating Rate (One-Month LIBOR)
Termination Date:	7/22/12
Unrealized Appreciation as of June 30, 2007	$1,196,919

Swap Counterparty:	Merrill Lynch Capital Services, Inc.
Effective Date:	11/25/02
Notional Amount:	$19,500,000
Payments Made by Fund:	Fixed Rate, 4.117%
Payments Received by Fund:	Floating Rate (One-Month LIBOR)
Termination Date:	11/25/09
Unrealized Appreciation as of June 30, 2007	$488,606

Swap Counterparty:	Merrill Lynch Capital Services, Inc.
Effective Date:	11/25/02
Notional Amount:	$26,000,000
Payments Made by Fund:	Fixed Rate, 3.633%
Payments Received by Fund:	Floating Rate (One-Month LIBOR)
Termination Date:	11/25/07
Unrealized Appreciation as of June 30, 2007	$175,072

At June 30, 2007, the Fund had total unrealized appreciation of $1,860,597 from swap contracts.

4.   Taxable Auction Rate Cumulative Preferred Stock

As of June 30, 2007, the Fund had 3,800 outstanding shares of TARPS. The TARPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically seven days. The dividend rates ranged from 5.000% to 5.300% for the six months ended June 30, 2007. At June 30, 2007, the dividend rate was 5.050%.

The Fund is required to maintain certain asset coverages with respect to the TARPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the TARPS at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends in order to meet the applicable requirement. The TARPS have a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. Additionally, failure to meet

LMP Real Estate Income Fund Inc. 2007 Semi-Annual Report        15

Notes to Financial Statements (unaudited) (continued)

the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”) currently acts as the broker/dealer in connection with the auction of TARPS. After each auction, the auction agent will pay to the participating broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the TARPS that the broker/dealer places at the auction. For the six months ended June 30, 2007, the Fund incurred auction participation fees of $117,909 for CGM’s services as a participating broker/dealer.

5.   Distributions Subsequent to June 30, 2007

On May 18, 2007, the Board of Directors (“Board”) of the Fund declared two distributions in the amount of 0.19 per share each payable on July 27, 2007 and August 31, 2007 to shareholders of record on July 20, 2007 and August 24, 2007, respectively.

6.   Common Stock

Common stock transactions were as follows:

	Six Months Ended June 30, 2007		Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
Shares issued on reinvestment	51,999	$1,219,240	—	—

7.   Other Matters

On September 16, 2005, the staff of the Securities and Exchange Commission (“SEC”) informed Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

8.   Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income

16      LMP Real Estate Income Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

***

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

LMP Real Estate Income Fund Inc. 2007 Semi-Annual Report        17

Financial Data (unaudited)

For a share of capital stock outstanding throughout each period:

	NYSE	Net Asset	Distribution	Reinvestment
Record Date	Closing Price	Value	Paid	Price

Fiscal Year 2006
January 24	18.78	21.54	0.1090	19.17
February 21	19.27	22.27	0.1090	19.81
March 28	20.04	22.89	0.1090	19.93
April 25	19.05	21.97	0.1090	19.33
May 23	18.16	20.91	0.1090	18.73
June 27	18.42	21.42	0.1090	18.76
July 21	18.80	22.09	0.1990	19.63
August 18	20.04	23.26	0.1090	20.39
September 22	20.56	23.89	0.1090	20.84
October 20	21.40	24.87	0.1090	21.68
November 17	21.48	24.76	0.1090	22.44
December 22	20.86	23.89	1.2473	21.78

Fiscal Year 2007
January 19	22.09	25.22	0.1090	22.47
February 16	24.62	26.08	0.1090	24.92
March 23	24.20	24.65	0.1900	24.16
April 20	24.84	24.51	0.1900	24.02
May 18	23.47	22.70	0.1900	22.30
June 22	22.15	21.80	0.1900	21.36

18        LMP Real Estate Income Fund Inc. 2007 Semi-Annual Report

Additional Shareholder Information (unaudited)

Result of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of LMP Real Estate Income Fund Inc. was held on April 16, 2007, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of Directors

Nominee	Common Shares Votes For	Common Shares Votes Withheld	Preferred Shares Votes For	Preferred Shares Votes Withheld
Carol L. Colman	N/A	N/A	3,788	12
Leslie H. Gelb	10,428,849	71,841	3,788	12
R. Jay Gerken	10,435,081	65,609	3,788	12

At June 30, 2007, in addition to Carol L. Colman, Leslie H. Gelb and R. Jay Gerken, the other Directors of the fund were as follows:

Daniel P. Cronin
Paolo M. Cucchi
William R. Hutchinson
Dr. Riordan Roett
Jeswald W. Salacuse

LMP Real Estate Income Fund Inc.        19

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend-paying agent.

If the Fund declares a dividend or capital gains distribution payable either in Common Shares or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in Common Shares. When the market price of the Common Shares is equal to or exceeds 98% of the net asset value per share of the Common Shares on the Determination Date (as defined below), Plan participants will be issued Common Shares valued at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Determination Date or (b) 95% of the market price per share of the common stock on the Determination Date. The Determination Date is the dividend or capital gains distribution record date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day.

If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the Determination Date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the Determination Date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the Common Shareholders, except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the Determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the Determination date or (b) 95% of the then current market price per share. You may withdraw from the Plan by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, New York 10269-0560, by logging onto your account and following the directions at www.Investpower.com or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable

20        LMP Real Estate Income Fund Inc.

Dividend Reinvestment Plan (unaudited) (continued)

after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares.

AST will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Shares in the account of each Plan participant will be held by AST on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to Common Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Shares or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage commissions actually incurred for this transaction from the proceeds. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, by logging onto your account and following the directions at www.Investpower.com or by telephone at
1-877-366-6441.

LMP Real Estate Income Fund Inc.        21

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LMP Real Estate Income Fund Inc.

DIRECTORS	SUBADVISER
Carol L. Colman	AEW Management and
Daniel P. Cronin	Advisors, L.P.
Paolo M. Cucchi
Leslie H. Gelb	AUCTION AGENT
R. Jay Gerken, CFA	Deutsche Bank
Chairman	60 Wall Street
William R. Hutchinson	New York, New York 10005
Dr. Riordan Roett
Jeswald W. Salacuse	CUSTODIAN
State Street Bank and Trust
OFFICERS	Company
R. Jay Gerken, CFA	225 Franklin Street
President and	Boston, Massachusetts 02110
Chief Executive Officer
TRANSFER AGENT
Kaprel Ozsolak	American Stock Transfer &
Chief Financial Officer and	Trust Company
Treasurer	59 Maiden Lane
New York, New York 10038
Matthew A. Troxell, CFA
Investment Officer	INDEPENDENT
REGISTERED PUBLIC
Ted P. Becker	ACCOUNTING FIRM
Chief Compliance Officer	KPMG LLP
345 Park Avenue
Steven Frank	New York, New York 10154
Controller
LEGAL COUNSEL
Robert I. Frenkel	Simpson Thacher & Bartlett LLP
Secretary and	425 Lexington Avenue
Chief Legal Officer	New York, New York 10017

LMP REAL ESTATE	NEW YORK STOCK
INCOME FUND INC.	EXCHANGE SYMBOL
125 Broad Street	RIT
10th Floor, MF-2
New York, New York 10004

INVESTMENT MANAGER
Legg Mason Partners
Fund Advisor, LLC

This report is transmitted to the shareholders of LMP Real Estate Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

LMP Real Estate
Income Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices from shares of its common stock in the open market.

www.leggmason.com/InvestorServices ©2007 Legg Mason Investor Services, LLC Member NASD, SIPC

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms NQ are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form
N-Q from the Fund, shareholders can call 1-800-451-2010.

FD02814 8/07 SR07-397

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling
1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.                  CODE OF ETHICS.

Not applicable.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Although individual trustees may not agree with particular policies or votes by the manager or subadvisers, the Board has delegated proxy voting discretion to the manager and/or the subadvisers, believing that the manager and/or the subadvisers should be responsible for voting because it is a matter relating to the investment decision making process. LMPFA delegates the responsibility for voting proxies for the fund to the subadvisers through its contracts with the subadvisers. The subadvisers will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the board of trustees of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act. The subadvisers’ Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix A to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/ InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

PROXY VOTING AND RELATED MATTERS

The goal of AEW’s Proxy Voting Policies and Procedures is to provide guidance in voting proxies and responding to other shareholder solicitations. These guidelines are not exhaustive and do not include all potential voting issues. Moreover, the Department of Labor (the “DOL”) has made it clear that, under ERISA a proxy voting policy should be in place for recurring issues and that non-routine issues should be addressed by consistent criteria. This means that company-specific analysis should be performed and that automatic voting procedures are not generally appropriate or acceptable. Proxy voting decisions should be handled on a case-by-case basis.

Proxy Voting.

The following policies and procedures should generally be followed when voting proxies:

•      There should be a clear delineation of voting responsibilities between AEW and the client. For each account, the applicable investment management agreement should specify whether, and in what instances, voting is the responsibility of the client or AEW.

•      AEW should take reasonable steps under the circumstances to assure that AEW has actually received all of the proxies for which it has voting authority.

•      When voting proxies AEW should act prudently, solely in the best interest of its clients, and for the exclusive purpose of maximizing value to its clients. AEW should consider those factors that would affect the value of its clients’ investments and should not, unless specifically directed to do so by a client, consider unrelated objectives, such as social considerations.

•      If AEW believes that the company’s management and board have interests sufficiently aligned with those of the clients, AEW may vote in favor of proposals recommended by the company’s board.

•      AEW subscribes for services from Institutional Shareholder Services (“ISS”). ISS provides research, analysis and voting recommendations as well as reporting relating to proxy voting. To the extent not inconsistent with the general principles set forth above or the specific matters identified below, AEW will generally vote in accordance with the ISS proxy voting guidelines. A copy of the ISS Proxy Voting Guidelines is attached hereto as Exhibit B.

•      Finally, if a client has specific proxy voting guidelines, AEW will, at the written request of the client, vote in accordance with the client’s guidelines; provided that such guidelines are not inconsistent with AEW’s obligations under ERISA or other applicable laws.

Voting Guidelines – Specific Matters Submitted to Shareholders

•      Corporate Governance and Structure

Board of Directors/Trustees

AEW seeks to ensure that the board of directors of a company is sufficiently aligned with security holders’ interests and provides proper oversight of the company’s management. In many cases, this may be best accomplished by having a majority of independent board members. Although we will examine board member elections on a case-by-case basis, we will generally vote for the election of directors that would result in a board compromised of a majority of independent directors.

In addition, key board committees should generally be comprised of at least a majority of independent board members. For all other votes regarding boards of directors, we will vote on a case-by-case basis.

Merger Acquisitions, Reincorporation and Other Transactions

Companies may ask their shareholders to vote on a variety of different types of transactions, including mergers, acquisitions, re-incorporations and reorganizations involving business combinations, liquidations and the sale of all or substantially all of a company’s assets. Voting on such proposals involves considerations unique to each transaction. Therefore, our vote on proposals to effect these types of transactions will be determined on a case-by-case basis.

Anti-Takeover Measures and Shareholder Voting Rights

Certain proxy proposals seek to hinder the ability of an outside party to take control or buy a certain percentage of the stock of a company without the approval of management or the board. Such proposals include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank-check preferred stock, or the creation of a separate class of stock with unequal voting rights. However, some of the proposals may benefit shareholders in certain circumstances. Because of the variety of such proposals and their varied effects on security holders, our vote on anti-takeover measures will be determined on a case-by-case basis.

Capital Structure

Shareholders of companies may be presented with proposals seeking to change the company’s capital structure by authorizing additional stock, repurchasing stock or approving a stock split. As with mergers and acquisitions, there are a variety of transactions that may be presented to shareholders. Accordingly, we will vote on a case-by-case basis involving changes to a company’s capital structure.

•      Executive Compensation and Option Plans

The interests of a company’s management and board of directors should be aligned with the long-term interests of the company’s shareholders. Accordingly, proxy votes should be used to encourage the use of reasonably designed compensation plans that promote such alignment by providing officers and employees with an incentive to increase shareholder value. The decision to favor or oppose compensation plans can be fact-intensive and unique. Accordingly, we will vote on a case-by-case basis.

•      Other Business Matters

Proxy statements generally involve the approval of routine business matters and procedural matters relating to shareholders meetings. Generally these routine matters do not materially affect shareholder interests adversely and are best left to the board of directors and senior management of the company. Thus, we will generally vote for board-approved proposals regarding such matters.

Conflicts of Interest.

Occasions may arise where a person or organization involved in the proxy voting process may have a potential conflict of interest. A potential conflict of interest may exist, for example, if AEW has a business relationship with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a potential conflict of interest relating to a particular proposal should disclose the potential conflict to AEW’s Compliance Officer. The Compliance Officer will review the potential conflict of interest to determine if a conflict of interest in fact exists. Where a conflict is determined to exist, appropriate steps will be taken to ensure that the action taken was made solely on the investment merits and without regard to any other consideration.

In the event of a conflict of interest involving any proxy vote, AEW will generally vote in accordance with recommendations provided by ISS or another independent party proxy service provider.

Record Retention and Disclosure

AEW maintains a Proxy Voting binder which memorializes shareholder action with respect to securities held on behalf of AEW clients. On each occasion when votes are cast (or not cast) by AEW with respect to the securities of a particular issuer, a record of such vote should be maintained in the Proxy Voting binder. The Proxy Voting binder should include, as appropriate: (i) the name of the shareholder whose proxy is being voted; (ii) the name of the company; (iii) the exchange ticker symbol of the company; (iv) the CUSIP number; (v) a brief identification of the matter voted on; (vi) whether the matter was proposed by the company or by a security holder; (vii) whether a vote was cast on the matter; (viii) how the vote was cast (e.g., for or against proposal, or abstained, for or withheld regarding election of directors); (ix) whether the vote was cast for or against management; (x) the signature of the portfolio manager authorizing the vote; and (xi) any other relevant information. The above information should be maintained for a period of not less than six years from the end of the fiscal year in which the information was created, with the first two years in an appropriate location on-site at AEW.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Real Estate Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
LMP Real Estate Income Fund Inc.

Date:	October 3, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
LMP Real Estate Income Fund Inc.

Date:	October 3, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer
LMP Real Estate Income Fund Inc.

Date:	October 3, 2007